Barrett Opportunity Fund, Inc.

Supplement dated September 19, 2022
to the
Statement of Additional Information dated December 29, 2021

Larry Nakamura has replaced Michael Andrews as Chief Compliance Officer of the Adviser. Therefore, the following is being edited to the “Directors and Executive Officers” chart under “Management” on page 7 :

Please retain this supplement with your Statement of Additional Information.